UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS.

(e)	Material Compensatory Plans, Contracts, or Arrangements

On February 29, 2024, the Board of Directors (the “Board”) of OrthoPediatrics Corp. (the “Company”) adopted the OrthoPediatrics Corp. 2024 Incentive Award Plan (the “2024 Plan”), subject to stockholder approval, which was obtained at the 2024 Annual Meeting of Stockholders held on May 24, 2024. The 2024 Plan is intended to serve as the successor to the OrthoPediatrics Corp. 2017 Incentive Award Plan (the “2017 Plan”) and no further awards will be granted under the 2017 Plan. The 2024 Plan has been designed to promote the success and enhance the value of the Company by linking the individual interests of the Company’s directors, employees, consultants, and advisors to those of the Company’s stockholders. The 2024 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors, employees, consultants, and advisors.

The material terms of the 2024 Plan are described in “Proposal 3 – Vote on the Company’s 2024 Incentive Award Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 8, 2024 (the “Proxy Statement”), which description is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

The form of Restricted Stock Award Agreement for use with the 2024 Plan sets forth the standard terms and conditions that apply to grants of Restricted Stock pursuant to the 2024 Plan, although awards may be granted under the 2024 Plan that deviate from these standard terms and conditions.

The descriptions of the 2024 Plan and the form of Restricted Stock Award Agreement contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2024 Plan and the form of Restricted Stock Award Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

10.1	OrthoPediatrics Corp. 2024 Incentive Award Plan

10.2	Form of OrthoPediatrics Corp. Restricted Stock Award Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2024

OrthoPediatrics Corp.

By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen,
General Counsel and Secretary